Scudder Gold Fund

Supplement to Prospectus
Dated March 1, 1999

The following text replaces the chart describing the portfolio management team in the section entitled "Portfolio Management" on page 8 of the fund's prospectus.

Joann M. Barry, Lead Portfolio Manager, will assume responsibility for the fund's day-to-day operations on April 5, 1999. Ms. Barry joined the Adviser in 1995 as a senior equity analyst. Prior to joining the Adviser, Ms. Barry worked as a senior equity analyst and portfolio manager for unaffiliated investment management firms since 1991. She began her investment management career in 1988.

Kathleen T. Millard, Portfolio Manager, joined the fund in 1999. Ms. Millard joined the Adviser in 1991 as a portfolio manager. She has 15 years of investment experience and has been a portfolio manager since 1986.

March 19, 1999